Exhibit 10.3

Twelfth Amendment to Aon Pension Plan

As Amended and Restated Effective January 1, 2002

WHEREAS, the Aon Pension Plan (the “Plan”) is currently set out in the 2002 Restatement of the Aon Pension Plan, which was generally effective as of January 1, 2002 (the “Restatement”).

WHEREAS, the Board of Directors of Aon Corporation desires to amend the Plan pursuant to the authority to do so under Section 9.01 of the Plan to cease future benefit accruals after April 1, 2009.

NOW, THEREFORE, the Plan, as set out in the Restatement and as amended from time to time, is further amended as follows:

1.                                     Section 1.02.  By adding the following provision at the end of Section 1.02, “Purpose”:

“Notwithstanding the foregoing, the future accrual of benefits under this Plan will cease effective April 1, 2009 in accordance with Section 4.04.”

2.                                     Section 2.01.  By adding the following provision at the end of the definition of “Accrued Retirement Income”:

“Notwithstanding the foregoing, the future accrual of benefits under this Plan will cease effective April 1, 2009 in accordance with Section 4.04.”

3.                                     Section 4.01.  By adding the following provision at the end of the first paragraph:

“Notwithstanding anything to the contrary herein, the future accrual of benefits under this Plan will cease effective April 1, 2009 in accordance with Section 4.04.”

4.                                     Section 4.04.  By adding a new section, Section 4.04, to the Plan document as follows:

“4.04                  Future Benefit Accruals cease effective April 1, 2009. Notwithstanding anything to the contrary herein, the Company has amended the Plan to cease the future accrual of benefits after April 1, 2009.   The accrued benefits under the Plan will be determined as of April 1, 2009, and become frozen as of such date in accordance with the Plan.”

IN WITNESS WHEREOF, Aon Corporation has adopted this Twelfth Amendment to the 2002 Restatement of the Aon Pension Plan, effective as set forth above.